Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made as of March 15, 2013, among Nile Therapeutics, Inc., a Delaware corporation (the “Company”), and the creditors identified in Attachment A hereto, as the same may be supplemented or amended from time to time (collectively, the “Creditors,” and each individually, a “Creditor”), which includes all purchasers of convertible promissory notes sold by the Company pursuant to that certain Convertible Note Purchase Agreement dated March 15, 2013 (the “Purchase Agreement”).

WHEREAS, the Creditors have made loans to the Company in the respective amounts set forth opposite each Creditor’s name on Attachment A and have received from the Company promissory notes in such amounts (the “Notes”); and

WHEREAS, the Company has agreed to secure the payment of the Notes by pledging, as security therefore, certain assets owned by the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each Creditor agree as follows:

1.     Grant of Security Interest.

(a)          To secure payment and performance of the Obligations (as defined below), the Company hereby grants to the Creditors a security interest in all property and interests in property of the Company, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by the Creditors, collectively, the “Collateral”), including, without limitation, the following: (i) all Accounts; (ii) all Receivables; (iii) all Equipment; (iv) all General Intangibles; (v) all Inventory; (vi) all Investment Property; and (vii) all proceeds and products of (i), (ii), (iii), (iv), (v) and (vi).

(b)          Notwithstanding anything to the contrary contained in Section 1(a) above, the types or items of Collateral described in such Section 1(a) shall not include any right or interest in any contract, permit or application covering real or personal property of the Company, as such, if under the terms of such contract, permit or application or applicable law with respect thereto, the valid grant of a security interest to the Creditors is prohibited as a matter of law or under the terms thereof and such prohibition has not been or is not waived or the consent of the other party to such contract, permit, or application has not been or is not otherwise obtained; provided, that, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under the UCC or other applicable law or (ii) so as to limit, impair or otherwise affect the Creditors’ unconditional continuing security interest in upon any rights or interests of the Company in or to monies due or to become due under any such contract, permit or application.

(c)          Perfection of Security Interests.

(i)          As soon as practicable following the execution of this Agreement, the Company shall file UCC financing statements in all appropriate jurisdictions to record the security interests granted to the Creditors hereunder. Without the prior written consent of the Requisite Purchasers (as defined in the Purchase Agreement), the Company shall not at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming the Creditors or their designee(s) as secured party and the Company or any affiliate of the Company as debtor.

(ii)         The Company shall take any other actions reasonably requested by the Creditors from time to time to cause the attachment and perfection of, and the ability of the Creditors to enforce, the security interest of the Creditors in the Collateral.

2.     Covenants Relating to Collateral. The Company covenants that:

(a)          it shall at all times be the sole owner of each and every item of Collateral, except with respect to licensed intellectual property or as otherwise disclosed in reports filed by the Company with the Securities and Exchange Commission prior to the date hereof;

(b)          it shall defend the Collateral against the claims and demands of all persons;

(c)          it will comply with the requirements of all agreements relating to premises where any Collateral is located;

(d)          it will give the Creditors twenty (20) days’ prior written notice of any change to its name;

(e)          it will give the Creditors twenty (20) days’ prior written notice of any change to its chief executive office or its mailing address; and

(f)          it will give the Creditors twenty (20) days’ prior written notice of any change to its type of organization, jurisdiction of organization or other legal structure.

3.     Remedies. Upon the occurrence and after the continuance of an Event of Default (as defined in the Notes), (i) the Creditors shall have the right to exercise any right and remedy provided for herein, under the UCC and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; and (ii) with or without having the Collateral at the time or place of sale, the Creditors may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Creditors may elect.

4.     Pro-Rata Payments and Forbearance. Each Creditor agrees not to accept payments with respect to the Notes other than on a pro-rata basis as set forth in Attachment A. In the event that one or more of the Creditors shall receive preferential payments with respect to the Notes, the recipient Creditor shall undertake to redistribute to the other Creditors any amounts of such payments as shall be necessary to maintain pro-rata payments to all Creditors with respect to the Notes.

5.     Priority. All of the Creditors agree that, notwithstanding the date, manner or order of attachment or perfection of any security interest and regardless of any priority otherwise available by law or by agreement, the Creditors’ security interest in the Collateral shall be of equal priority, and any recovery by any Creditor of the Collateral shall be shared ratably in proportion to the respective amounts of the Notes then due and owing to the Creditors.

6.     Representations and Warranties. The Company hereby represents and warrants to the Creditors that:

(a)          The Company is a corporation duly organized and validly existing under the laws of Delaware.

(b)          The exact legal name of the Company is as set forth on the signature page of this Agreement.

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(c)          The chief executive office and mailing address of the Company are located at the address set forth in Section 11 and its only other places of business and the only other locations of Collateral, if any, are at the addresses set forth on Schedule 6(c).

7.     Expenses of the Company; Creditors’ Right to Perform on the Company’s Behalf.

(a)          The Company’s agreements hereunder shall be performed by it at its sole cost and expense.

(b)          If the Company shall fail to do any act which it has covenanted to do hereunder, the Creditors may (but shall not be obligated to) do the same or cause it to be done, either in their name or in the name and on behalf of the Company, and the Company hereby irrevocably authorizes the Creditors so to act.

8.     No Waivers of Rights hereunder; Rights Cumulative.

(a)          No delay by the Creditors in exercising any right hereunder, or in enforcing any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any of the Obligations shall be enforceable against any Creditor unless in writing and signed by such Creditor, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

(b)          All rights granted to the Creditors hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to the Creditors under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

9.     Termination. This Agreement shall continue in full force and effect until all Obligations shall have been paid and satisfied in full.

10.   Additional Definitions. As used herein:

(a)          All terms used herein which are defined in Article 1 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to the Company and the Creditors pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words “hereof”, “herein”, “hereunder”, “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word “including” when used in this Agreement shall mean “including, without limitation”. The words “it” or “its” as used herein shall be deemed to refer to individuals and to business entities.

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(b)          “Obligations” means:

(i)          the full and prompt payment by the Company when due of all obligations and liabilities to the Creditors, whether now existing or hereafter arising, under the Notes and the due performance and compliance by the Company with the terms thereof;

(ii)         any and all sums advanced in accordance with applicable law by the Creditors in order to preserve the Collateral or to preserve the Creditors’ security interest in the Collateral; and

(iii)        in the event of any proceeding for the collection or enforcement of any obligations or liabilities of the Company referred to in the immediately preceding clauses (i) and (ii), the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Creditors of their rights hereunder, together with reasonable attorneys’ fees and court costs.

(c)          “Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

(d)          “UCC” shall mean the Uniform Commercial Code as in effect in the State of Delaware and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Delaware on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Creditors may otherwise determine).

11.   Notices. Any communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, return receipt requested, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service, or (d) upon actual receipt thereof when sent by fax to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:

If to the Company:

Nile Therapeutics, Inc.

4 West 4th Ave., Suite 400

San Mateo, CA 94402

Tel: (650) 458-2670

Fax: (415) 875-7075

Attn: Chief Executive Officer

If to a Creditor, to such address as such Creditor shall have provided to the Company in the Purchase Agreement, as may be amended hereafter by written notice by such Creditor to the Company delivered as aforesaid; or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other party.

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Any requirement under applicable law of reasonable notice by the Creditors to the Company of any event shall be met if notice is given to the Company in the manner prescribed above at least five (5) days before (a) the date of such event or (b) the date after which such event will occur.

12.   Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

13.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

14.   Successors and Assigns. This Agreement shall be binding upon the assigns or successors of the Company and shall inure to the benefit of and be enforceable by the Creditors and their successors, transferees and assigns.

15.   Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement in counterparts.

NILE THERAPEUTICS, INC.

By:
Name:	Darlene Horton, M.D.
Title:	Chief Executive Officer

Signature Page to Security Agreement

Signature Pages Continue

Creditor:

If the undersigned is an individual (not a partnership, corporation, etc.):

Please Print Name

Signature

Date

Please Print Name of Joint Holder (if any)

Signature

Date

If the undersigned is a corporation, partnership or other legal entity:

Please Print Name of Entity

By:
Name:
Title:

Date

Signature Page to Security Agreement

Signature Pages Continue

Creditor:

If the undersigned is an individual (not a partnership, corporation, etc.):

Please Print Name

Signature

Date

Please Print Name of Joint Holder (if any)

Signature

Date

If the undersigned is a corporation, partnership or other legal entity:

Please Print Name of Entity

By:
Name:
Title:

Date

Signature Page to Security Agreement

ATTACHMENT A

TO

SECURITY AGREEMENT

Creditor Name	Principal Amount of Promissory Note

SCHEDULE 6(c)

TO

SECURITY AGREEMENT

None.